Exhibit 99.1

Novo Integrated Sciences Announces New Executive Hires for Novo Healthnet Limited

Bellevue, Washington–(Business Wire – March 1, 2021) - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company”), a U.S.-based provider of multidisciplinary primary healthcare in Canada; and Novo Healthnet Limited (“NHL”), a wholly owned Canadian subsidiary of the Company, announces today the appointment of Mr. Christopher Wade as NHL Executive Vice-President, Strategy & Operations and Dr. Thomas Barus as NHL Executive Vice-President, Technology.

Robert Mattacchione, the Company’s CEO and Board Chairman, stated, “As the Company continues to implement its growth strategy centered on patient consumership through quality traditional care and advanced technological interfaces, I am excited to have both Chris and Tom’s significant experience and success in new program implementation along with proven leadership track records embody these newly created executive roles. Both Chris and Tom have successfully collaborated in the past with James Asher, the recently appointed NHL President, allowing the newly-formed NHL executive team to hit the ground running as the Company works to become a leader in the next generation of healthcare.”

Christopher Wade

NHL Executive Vice-President, Strategy & Operations

Mr. Wade is responsible for NHL’s strategic and tactical planning, integration, organization, and operations for both new and existing business development as well as formulating efficient process driven approaches to polices, programs and systems. His focus will span from patient experience to new acquisitions, including financial review, negotiation, formulation, and efficient integration into both NHL and the Company.

Mr. Wade has over 8 years’ experience in the Healthcare industry where he has worked in pharmacy, nutrition & wellness, medical agriculture, and manufacturing. As of recent, Mr. Wade excelled at sales, marketing, developing and monetizing programs for combatting metabolic syndrome, and integrating patient-based protocols, products, and services while ensuring positive patient outcomes across Canada. Leveraging an educational background in Industrial Engineering coupled with his past work experience, Mr. Wade has cultivated an expertise in utilizing a process driven approach backed by strategic techniques to solve service-based business challenges.

Dr. Thomas Barus, Pharm.D, RPh.

NHL Executive Vice-President, Technology

With the ongoing advancements in both medical technology and interconnectivity allowing for a shift of the patient practitioner relationship to the patient’s home and away for the on-site visits to primary medical centers with mass-services, Dr. Barus is leading the company’s digital strategy and implementation which is focused on delivering an integrated healthcare consumer experience driven from the digital roadmap tightly aligned with the company’s strategic priorities.

Dr. Barus is responsible for strategic and tactical planning, integration, organization, and operation of information technology (IT) services and support across both the organization and direct to the patient.

Dr. Barus has over 14 years’ experience in the Healthcare industry where he has worked in the pharmacy, health insurance, nutrition & wellness, medical technology, and health policy segments. Dr. Barus has held various clinical, technical, analytical, and business development leadership roles for start-up to Fortune 10 companies across North America. Dr. Barus provides the Company with his broad health & technology perspective, in-depth experiences, cross functional leadership, and entrepreneurial vision across the international healthcare marketplace. Through his ability to build highly effective teams and products, he has delivered client outcomes driving entry into new markets, market segment growth, customer acquisition and client retention.

Dr. Barus holds a Doctor of Pharmacy (PharmD) degree from Duquesne University, completed his Managed Care residency at Highmark Blue Cross Blue Shield, and has advanced training in Pharmacoeconomics, Pharmacy Management, Business Administration, and Machine Learning.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is a U.S. based provider of multidisciplinary primary care related services and products through the integration of medical technology, advanced therapeutics and rehabilitative science. We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity offers an essential solution to the fundamental transformation of healthcare delivery.

Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

Currently, the Company’s revenue is generated solely through NHL’s team of multidisciplinary primary health care clinicians and practitioners providing assessment, diagnosis, treatment, pain management, rehabilitation, education and primary prevention for a wide array of orthopedic, musculoskeletal, sports injury, and neurological conditions across various demographics including pediatric, adult, and geriatric populations through NHL’s 16 corporate-owned clinics, a contracted network of affiliate clinics, and eldercare related long-term care homes, retirement homes, and community-based locations in Canada.

Our specialized multidisciplinary primary health care services include, but are not limited to, physiotherapy, chiropractic care, manual/manipulative therapy, occupational therapy, eldercare, massage therapy (including pre- and post-partum), acupuncture and functional dry needling, chiropody, stroke and traumatic brain injury/neurological rehabilitation, kinesiology, vestibular therapy, concussion management and baseline testing, trauma sensitive yoga and meditation for concussion-acquired brain injury and occupational stress-PTSD, women’s pelvic health programs, sports medicine therapy, assistive devices, dietitian, holistic nutrition, fall prevention education, sports team conditioning programs including event and game coverage, and private personal training.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Chris David, President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797